SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation and Use of Estimates
The consolidated financial statements have been prepared by the Company in United States (“U.S.”) dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), applied on a consistent basis. In preparing the Company’s consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Significant estimates made by management include: provisions for product returns, rebates, chargebacks, discounts and allowances, and distribution fees paid to certain wholesalers; useful lives of amortizable intangible assets and property, plant and equipment; expected future cash flows used in evaluating intangible assets for impairment, assessing compliance with debt covenants and making going concern assessments; reporting unit fair values for testing goodwill for impairment and allocating goodwill to new reporting unit structure on a relative fair value basis; provisions for loss contingencies; provisions for income taxes, uncertain tax positions and realizability of deferred tax assets (including provisional amounts associated with the U.S. tax law change); and the allocation of the purchase price for acquired assets and businesses, including the fair value of contingent consideration. Under certain product manufacturing and supply agreements, management uses information from the Company’s commercialization counterparties to arrive at estimates for future returns, rebates and chargebacks.
On an ongoing basis, management reviews its estimates to ensure that these estimates appropriately reflect changes in the Company’s business and new information as it becomes available. If historical experience and other factors used by management to make these estimates do not reasonably reflect future activity, the Company’s consolidated financial statements could be materially impacted.
Principles of Consolidation
The consolidated financial statements include the accounts of the Company and those of its subsidiaries and any variable interest entities (“VIEs”) for which the Company is the primary beneficiary. All intercompany transactions and balances have been eliminated.
Reclassifications
Certain reclassifications have been made to prior year amounts to conform to the current year presentation.
Commencing in the second quarter of 2018, the Company operates in the following operating segments: (i) Bausch + Lomb/International, (ii) Salix, (iii) Ortho Dermatologics and (iv) Diversified Products. (Prior to the second quarter of 2018, the Company operated in the following operating segments: (i) Bausch + Lomb/International, (ii) Branded Rx, and (iii) U.S. Diversified Products.) The Bausch + Lomb/International segment consists of the: (i) U.S. Bausch + Lomb and (ii) International reporting units. The Salix segment consists of the Salix reporting unit (originally part of the former Branded Rx segment). The Ortho Dermatologics segment consists of the: (i) Ortho Dermatologics (originally part of the former Branded Rx segment) and (ii) Global Solta (originally part of the former Branded Rx segment) reporting units. The Diversified Products segment consists of the: (i) Neurology and other (originally part of the former U.S. Diversified Product segment), (ii) Generics (originally part of the former U.S. Diversified Product segment) and (iii) Dentistry (originally part of the former Branded Rx segment) reporting units. The Neurology and other reporting unit includes the: (i) oncology business (originally part of the former Branded Rx segment) and (ii) women's health business (originally part of the former Branded Rx segment). Upon divesting its equity interests in Dendreon Pharmaceuticals LLC (“Dendreon”) on June 28, 2017 and Sprout Pharmaceuticals, Inc. (“Sprout”) on December 20, 2017, the Company exited the oncology and women's health businesses, respectively. Prior period presentations of segment revenues and segment profits have been recast to conform to the current segment reporting structure.
Acquisitions
Acquired businesses are accounted for using the acquisition method of accounting, which requires that assets acquired and liabilities assumed be recorded at fair value, with limited exceptions. Any excess of the purchase price over the fair value of the net assets acquired is recorded as goodwill. Transaction costs and costs to restructure the acquired company are expensed as incurred. The operating results of the acquired business are reflected in the consolidated financial statements after the date of acquisition. Acquired in-process research and development (“IPR&D”) is recognized at fair value and initially characterized as an indefinite-lived intangible asset, irrespective of whether the acquired IPR&D has an alternative future use. If the acquired net assets do not constitute a business under the acquisition method of accounting, the transaction is accounted for as an asset acquisition and no goodwill is recognized. In an asset acquisition, the amount allocated to acquired IPR&D with no alternative future use is charged to expense at the acquisition date.
Fair Value of Financial Instruments
The estimated fair values of cash and cash equivalents, trade receivables, accounts payable and accrued liabilities approximate their carrying values due to their short maturity periods. The fair value of acquisition-related contingent consideration is based on estimated discounted future cash flows or Monte Carlo Simulation analyses and assessment of the probability of occurrence of potential future events. The fair values of marketable securities and long-term debt are based on quoted market prices, if available, or estimated discounted future cash flows.
Cash and Cash Equivalents
Cash and cash equivalents consist of highly liquid investments with maturities of three months or less when purchased.
Concentrations of Credit Risk
Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash and cash equivalents, marketable securities and trade receivables.
The Company invests its excess cash in high-quality, money market instruments and term deposits with varying maturities, but typically less than three months. The Company’s cash and cash equivalents are invested in various investment grade institutional money market accounts and bank term deposits. Deposits held at banks may exceed the amount of insurance provided on such deposits. Generally, these deposits may be redeemed upon demand and are maintained with financial institutions with reputable credit and therefore bear minimal credit risk. The Company seeks to mitigate such risks by spreading its risk across multiple counterparties and monitoring the risk profiles of these counterparties.
The Company’s trade receivables primarily represent amounts due from wholesale distributors, retail pharmacies, government entities and group purchasing organizations. Outside of the U.S., concentrations of credit risk with respect to trade receivables, which are typically unsecured, are limited due to the number of customers using the Company’s products, as well as their dispersion across many different geographic regions. The Company performs periodic credit evaluations of customers and does not require collateral. The Company monitors economic conditions, including volatility associated with international economies, and related impacts on the relevant financial markets and its business, especially in light of sovereign credit issues. The credit and economic conditions within Italy, Portugal, Spain, Greece, among other members of the European Union, Russia, Brazil, and Egypt have been weak in recent years. In November 2016, as a result of the Egyptian government’s decision to float the Egyptian pound and un-peg it to the U.S. Dollar, the Egyptian pound was significantly devalued.  The Company's exposure to the Egyptian pound is with respect to the Amoun Pharmaceutical Company S.A.E. business acquired in October 2015, which represented approximately 2% of the Company's 2017 and 2016 total revenues. These conditions have increased, and may continue to increase, the average length of time that it takes to collect on the Company’s trade receivables outstanding in these countries.
An allowance for doubtful accounts is maintained for potential credit losses based on the aging of trade receivables, historical bad debts experience, and changes in customer payment patterns. Trade receivable balances are written off against the allowance when it is deemed probable that the receivable will not be collected. Trade receivables, net are stated net of reserves for sales returns and allowances and provisions for doubtful accounts of $97 million and $80 million as of December 31, 2017 and 2016, respectively.
As of December 31, 2017, the Company’s three largest U.S. wholesaler customers accounted for approximately 43% of net trade receivables. In addition, as of December 31, 2017 and 2016, the Company’s net trade receivable balance from Russia, Egypt, Italy, Brazil, Spain, Greece and Portugal amounted to $230 million and $214 million, respectively, the majority of which is current or less than 90 days past due. The portion of the net trade receivable from these countries that is past due more than 90 days amounted to $14 million, as of December 31, 2017, a portion of which is comprised of public hospitals. Based on analysis of bad debt experience and assessment of historical payment patterns for such customers, the Company has established a reserve covering approximately half of the balance past due more than 90 days for such countries. The Company has not experienced any significant losses from uncollectible accounts in the three-year period ended December 31, 2017.
Inventories
Inventories comprise raw materials, work in process, and finished goods, which are valued at the lower of cost or net realizable value, on a first-in, first-out basis. The cost value for work in process and finished goods inventories includes materials, direct labor, and an allocation of overheads.
The Company evaluates the carrying value of inventories on a regular basis, taking into account such factors as historical and anticipated future sales compared with quantities on hand, the price the Company expects to obtain for products in their respective markets compared with historical cost and the remaining shelf life of goods on hand.
Property, Plant and Equipment
Property, plant and equipment are reported at cost, less accumulated depreciation. Costs incurred on assets under construction are capitalized as construction in progress. Depreciation is calculated using the straight-line method, commencing when the assets become available for productive use, based on the following estimated useful lives:

Land improvements	15 - 30 years
Buildings	Up to 40 years
Machinery and equipment	3 - 20 years
Other equipment	3 - 7 years
Equipment on operating lease	Up to 5 years
Leasehold improvements and capital leases	Lesser of term of lease or 10 years

Intangible Assets
Intangible assets are reported at cost, less accumulated amortization. Intangible assets with finite lives are amortized over their estimated useful lives. Amortization is calculated primarily using the straight-line method based on the following estimated useful lives:

Product brands	2 - 20 years
Corporate brands	6 - 20 years
Product rights	3 - 15 years
Partner relationships	5 - 9 years
Out-licensed technology and other	5 - 10 years

Divestitures of Products
The Company nets the proceeds on the divestitures of products with the carrying amount of the related assets and records a gain/loss on sale within Other (income) expense, net. Any contingent payments that are potentially due to the Company as a result of these divestitures are recorded when realizable.
IPR&D
The fair value of IPR&D acquired through a business combination is capitalized as an indefinite-lived intangible asset until the completion or abandonment of the related research and development activities. When the related research and development is completed, the asset will be assigned a useful life and amortized.
The fair value of an IPR&D intangible asset is typically determined using an income approach. This approach starts with a forecast of the net cash flows expected to be generated by the asset over its estimated useful life. The net cash flows reflect the asset’s stage of completion, the probability of technical success, the projected costs to complete, expected market competition and an assessment of the asset’s life-cycle. The net cash flows are then adjusted to present value by applying an appropriate discount rate that reflects the risk factors associated with the expected cash flow streams.
Impairment of Long-Lived Assets
Long-lived assets with finite lives are tested for impairment whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If indicators of impairment are present, the asset is tested for recoverability by comparing the carrying value of the asset to the related estimated undiscounted future cash flows expected to be derived from the asset. If the expected cash flows are less than the carrying value of the asset, then the asset is considered to be impaired and its carrying value is written down to fair value, based on the related estimated discounted future cash flows.
Indefinite-lived intangible assets, including acquired IPR&D and the corporate trademark acquired in the acquisition of Bausch & Lomb Holdings Incorporated (the ‘‘B&L Trademark’’), are tested for impairment annually or more frequently if events or changes in circumstances between annual tests indicate that the asset may be impaired. Impairment losses on indefinite-lived intangible assets are recognized based solely on a comparison of the fair value of the asset to its carrying value.
Goodwill
Goodwill is calculated as the difference between the acquisition date fair value of the consideration transferred and the values assigned to the assets acquired and liabilities assumed. Goodwill is not amortized but is tested for impairment at least annually as of October 1st at the reporting unit level. A reporting unit is the same as, or one level below, an operating segment.
An interim goodwill impairment test in advance of the annual impairment assessment may be required if events occur that indicate an impairment might be present. For example, a substantial decline in the Company’s market capitalization, changes in reportable segments, unexpected adverse business conditions, economic factors and unanticipated competitive activities may signal that an interim impairment test is needed. Accordingly, among other factors, the Company monitors changes in its share price between annual impairment tests. The Company considers a decline in its share price that corresponds to an overall deterioration in stock market conditions to be less of an indicator of goodwill impairment than a unilateral decline in its share price reflecting adverse changes in its underlying operating performance, cash flows, financial condition, and/or liquidity. In the event that the Company’s market capitalization does decline below its book value, the Company would consider the length and severity of the decline and the reason for the decline when assessing whether potential goodwill impairment exists. The Company believes that short-term fluctuations in share prices may not necessarily reflect underlying values.
The goodwill impairment test consists of two steps. In step one, the Company compares the carrying value of each reporting unit to its fair value. In step two, if the carrying value of a reporting unit exceeds its fair value, the Company will determine the amount of goodwill impairment as the excess of the carrying value of the reporting unit’s goodwill over its fair value, if any. The fair value of goodwill is derived as the excess of the fair value of the reporting unit over the fair value of the reporting unit’s identifiable assets and liabilities.
Deferred Financing Costs
Deferred financing costs are presented in the balance sheet as a direct deduction from the carrying amount of the related debt except for the deferred financing costs associated with revolving-debt arrangements which are presented as assets. Deferred finance costs are amortized using the effective interest method as interest expense over the contractual lives of the related credit facilities.
Foreign Currency Translation
The assets and liabilities of the Company’s foreign operations having a functional currency other than the U.S. dollar are translated into U.S. dollars at the exchange rate prevailing at the balance sheet date, and at the average exchange rate for the reporting period for revenue and expense accounts. The cumulative foreign currency translation adjustment is recorded as a component of accumulated other comprehensive loss in shareholders’ equity.
Foreign currency exchange gains and losses on transactions occurring in a currency other than an operation’s functional currency are recognized in net income (loss).
Revenue Recognition
Revenue is realized or realizable and earned when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price to the customer is fixed or determinable, and collectability is reasonably assured.
The Company recognizes product sales revenue when persuasive evidence of an arrangement exists, delivery has occurred, collectability is reasonably assured, and the price to the buyer is fixed or determinable, the timing of which is based on the specific contractual terms with each customer. Delivery occurs when title has transferred to the customer, and the customer has assumed the risks and rewards of ownership. As such, the Company generally recognizes revenue on a sell-in basis (i.e., record revenue upon delivery); however, based upon specific terms and circumstances, the Company has determined that, for certain arrangements with certain retailers and other third parties, revenue should be recognized on a sell-through basis (i.e., record revenue when products are dispensed to patients). In evaluating the proper revenue recognition for sales transactions, the Company considers all relevant factors, including additional discounts or extended payment terms which the Company grants to certain customers, often near the end of quarterly periods.
Revenue from product sales is recognized net of provisions for estimated cash discounts, allowances, returns, rebates, chargebacks and distribution fees paid to certain of the Company’s wholesale customers. The Company establishes these provisions concurrently with the recognition of product sales revenue.  Price appreciation credits are generated when the Company increases a product’s wholesaler acquisition cost (“WAC”) under its contracts with certain wholesalers. Under such contracts, the Company is entitled to credits from such wholesalers for the impact of that WAC increase on inventory currently on hand at the wholesalers. Such credits, which can be significant, are used to offset against the total distribution service fees the Company pays on all of its products to each wholesaler. Net revenue on these credits is recognized on the date that the wholesaler is notified of the price increase. The Company offers cash discounts for prompt payment and allowances for volume purchases to customers. Provisions for cash discounts and allowances are estimated based on contractual sales terms with customers, an analysis of unpaid invoices, and historical payment experience. The Company generally allows customers to return product within a specified period of time before and after its expiration date, excluding the Company’s European businesses which generally do not carry a right of return. Provisions for returns are estimated based on historical sales and return levels, taking into account additional available information such as historical return and exchange levels, external data with respect to inventory levels in the wholesale distribution channel, external data with respect to prescription demand for the Company’s products, remaining shelf lives of the Company’s products at the date of sale and estimated returns liability to be processed by year of sale based on analysis of lot information related to actual historical returns. The Company reviews its methodology and adequacy of the provision for returns on a quarterly basis, adjusting for changes in assumptions, historical results and business practices, as necessary. The Company is subject to rebates on sales made under governmental and managed-care programs in the U.S., and chargebacks on sales made to government agencies, group purchasing organizations and other indirect customers. Provisions for rebates and chargebacks are estimated based on historical utilization levels, relevant statutes with respect to governmental pricing programs and contractual sales terms with managed-care providers and group purchasing organizations. Changes in the level of utilization of the Company’s products through private or public benefit plans and group purchasing organizations will impact the amount of rebates and chargebacks that the Company is obligated to pay.
The Company is party to product manufacturing and supply agreements with a number of commercialization counterparties in the U.S. Under the terms of these agreements, the Company’s supply prices for its products are determined after taking into consideration estimates for future returns, rebates, and chargebacks provided by each counterparty. The Company makes adjustments, as needed, to state these estimates on a basis consistent with this policy and its methodology for estimating returns, rebates and chargebacks related to its own direct product sales.
Research and Development Expenses
Costs related to internal research and development programs, including costs associated with the development of acquired IPR&D, are expensed as goods are delivered or services are performed. Under certain research and development arrangements with third parties, the Company may be required to make payments that are contingent on the achievement of specific developmental, regulatory and/or commercial milestones. Before a product receives regulatory approval, milestone payments made to third parties are expensed and included in Research and development expenses when the milestone is achieved. Milestone payments made to third parties after regulatory approval is received are capitalized and amortized over the estimated useful life of the approved product.
Amounts due from third parties as reimbursement of development activities conducted under certain research and development arrangements are recognized as a reduction of Research and development expenses.
Legal Costs
Legal fees and other costs related to litigation and other legal proceedings are expensed as incurred and are included in Selling, general and administrative expenses. Certain legal costs associated with acquisitions are included in Acquisition-related costs, and certain legal costs associated with divestitures, legal settlements and other business development activities are included in Other (income) expense, net or Gain on investments, net, as appropriate. Legal costs expensed are reported net of expected insurance recoveries. A claim for insurance recovery is recognized when realization becomes probable.
Advertising Costs
Advertising costs comprise product samples, print media, promotional materials and television advertising. Advertising costs related to new product launches are expensed on the first use of the advertisement. Included in Prepaid expenses and other current assets are prepaid advertising costs of $7 million and $8 million, as of December 31, 2017 and 2016, respectively. Included in Selling, general and administrative expenses are advertising costs of $462 million, $564 million and $652 million, for 2017, 2016 and 2015, respectively.
Share-Based Compensation
The Company recognizes all share-based payments to employees, including grants of employee stock options and restricted share units (“RSUs”), at estimated fair value. The Company amortizes the fair value of stock option or RSU grants on a straight-line basis over the requisite service period of the individual stock option or RSU grant, which generally equals the vesting period. Stock option and RSU forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Share-based compensation is recorded in Research and development expenses, Selling, general and administrative expenses and Other (income) expense, net, as appropriate.
See “Adoption of New Accounting Standards” in this Note 2 for details on the Company's adoption of a new standard related to share-based compensation.
Acquisition-Related Contingent Consideration
Acquisition-related contingent consideration, which primarily consists of potential milestone payments and royalty obligations, is recorded in the consolidated balance sheets at its acquisition date estimated fair value, in accordance with the acquisition method of accounting. The fair value of the acquisition-related contingent consideration is remeasured each reporting period, with changes in fair value recorded in the consolidated statements of operations. The fair value measurement is based on significant inputs not observable in the market and thus represents a Level 3 measurement as defined in fair value measurement accounting.
Interest Expense
Interest expense includes standby fees and the amortization of debt discounts and deferred financing costs. Interest costs are expensed as incurred, except to the extent such interest is related to construction in progress, in which case interest is capitalized. Capitalized interest related to construction in progress for 2017, 2016 and 2015 was $32 million, $24 million and $14 million, respectively.
Income Taxes
Income taxes are accounted for under the liability method. Deferred tax assets and liabilities are recognized for the differences between the financial statement and income tax bases of assets and liabilities, and for operating losses and tax credit carryforwards. A valuation allowance is provided for the portion of deferred tax assets that is more likely than not to remain unrealized. Deferred tax assets and liabilities are measured using enacted tax rates and laws. Deferred tax assets for outside basis differences in investments in subsidiaries are only recognized if the difference will be realized in the foreseeable future.
The tax benefit from an uncertain tax position is recognized only if it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority, based on the technical merits of the position. The tax benefits recognized from such position are measured based on the amount that is greater than 50% likely of being realized upon settlement. Liabilities associated with uncertain tax positions are classified as long-term unless expected to be paid within one year. Interest and penalties related to uncertain tax positions, if any, are recorded in the provision for income taxes and classified with the related liability on the consolidated balance sheets.
In accordance with recently issued accounting guidance, the Company has provisionally provided for the income tax effects of the Tax Cuts and Jobs Act (the “Tax Act”) which was enacted on December 22, 2017. The Company will finalize the provisional amounts within one year of enactment, December 22, 2018.
Earnings Per Share
Basic earnings per share attributable to Valeant Pharmaceuticals International, Inc. is calculated by dividing net income attributable to Valeant Pharmaceuticals International, Inc. by the weighted-average number of common shares outstanding during the reporting period. Diluted earnings per share is calculated by dividing net income attributable to Valeant Pharmaceuticals International, Inc. by the weighted-average number of common shares outstanding during the reporting period after giving effect to dilutive potential common shares for stock options and RSUs, determined using the treasury stock method.
Comprehensive Income
Comprehensive income comprises net income and other comprehensive income. Other comprehensive income includes items such as foreign currency translation adjustments, unrealized holding gains and losses on available-for-sale and other investments and certain pension and other postretirement benefit plan adjustments. Accumulated other comprehensive income is recorded as a component of shareholders’ equity.
Contingencies
In the normal course of business, the Company is subject to loss contingencies, such as claims and assessments arising from litigation and other legal proceedings, contractual indemnities, product and environmental liabilities, and tax matters. Accruals for loss contingencies are recorded when the Company determines that it is both probable that a liability has been incurred and the amount of loss can be reasonably estimated. If the estimate of the amount of the loss is a range and some amount within the range appears to be a better estimate than any other amount within the range, that amount is accrued as a liability. If no amount within the range is a better estimate than any other amount, the minimum amount of the range is accrued as a liability. These accruals are adjusted periodically as assessments change or additional information becomes available.
If no accrual is made for a loss contingency because the amount of loss cannot be reasonably estimated, the Company will disclose contingent liabilities when there is at least a reasonable possibility that a loss or an additional loss may have been incurred.
Certain legal-related contingencies assumed in the acquisition of Salix Pharmaceuticals, Ltd. (“Salix”) were recorded at estimated fair value. See Note 3, "ACQUISITIONS" for additional information.
Employee Benefit Plans
The Company sponsors various retirement and pension plans, including defined benefit pension plans, defined contribution plans and a participatory defined benefit postretirement plan. The determination of defined benefit pension and postretirement plan obligations and their associated expenses requires the use of actuarial valuations to estimate the benefits employees earn while working, as well as the present value of those benefits. Net actuarial gains and losses that exceed 10 percent of the greater of the plan’s projected benefit obligations or the market-related value of assets are amortized to earnings over the shorter of the estimated average future service period of the plan participants (or the estimated average future lifetime of the plan participants if the majority of plan participants are inactive) or the period until any anticipated final plan settlements.
Adoption of New Accounting Standards
In August 2016, the Financial Accounting Standards Board (the “FASB”) issued guidance which adds or clarifies the classification of certain cash receipts and payments in the statement of cash flows (including debt repayment or debt extinguishment costs, contingent consideration payment after a business combination, and distributions received from equity method investees). The guidance was effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Early adoption was permitted. The Company adopted this amended guidance in 2017 which did not have a material impact on the presentation of the Company's cash flows for the periods presented.
In October 2016, the FASB amended the guidance as to how a reporting entity that is the single decision maker of a VIE should treat indirect interests in the entity held through related parties that are under common control with the reporting entity when determining whether it is the primary beneficiary of that VIE. The amended guidance was effective for annual reporting periods beginning after December 15, 2016, and interim periods within those annual periods. The Company adopted this amended guidance as of January 1, 2017 which did not have a material impact on the presentation of the Company's results of operations, cash flows or financial position for the periods presented.
In November 2016, the FASB issued guidance which requires entities to include restricted cash in cash and cash equivalent balances on the statement of cash flows and disclose a reconciliation between the balances on the statement of cash flows and the balance sheet. The guidance was effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Early adoption was permitted. The Company adopted this amended guidance in 2017 on a retrospective basis, which did not have a material impact on the presentation of the Company's cash flows for the periods presented.
In May 2017, the FASB issued guidance identifying the terms or conditions of share-based payment awards to which an entity would be required to apply modification accounting. The guidance was effective for annual periods beginning after December 15, 2017. The Company has not modified any outstanding awards, and therefore, does not have modification accounting. The Company has adopted this guidance in the fourth quarter of 2017 and concluded it did not have a material impact its financial position, results of operations, cash flows and disclosures for the periods presented.
In December 2017, the U.S. Securities and Exchange Commission (the "SEC") issued guidance for situations where the accounting for certain elements of the Tax Act cannot be completed prior to the release of an entity's financial statements. For the specific elements of the Tax Act where a reasonable estimate of the tax effects cannot be completed, no effect will be recorded in the current period. The guidance provides a measurement period to allow an entity to account for these specific elements, which begins in the reporting period that includes the enactment of the Tax Act and ends when the entity has obtained, prepared and analyzed the information needed in order to complete its accounting assessments. The resulting tax effects must be recognized in the period the assessment is complete, and included in income tax provision or benefit, accompanied by appropriate disclosures. The measurement period shall not exceed one year from enactment, December 22, 2018.
In January 2018, the FASB issued guidance to account for the global intangible low-taxed income ("GILTI") provisions of the Tax Act, which imposes a tax on foreign income in excess of a deemed return on tangible assets of foreign corporations. The guidance provides that an entity may elect to: (i) currently recognize deferred taxes for basis differences that are expected to reverse as GILTI inclusions in future years or (ii) recognize GILTI inclusions as period costs if and when incurred. The Company has provisionally elected to account for GILTI tax in the period in which it is incurred, and therefore has not provided any deferred tax impacts of GILTI in its consolidated financial statements for the year ended December 31, 2017.
Recently Issued Accounting Standards, Not Adopted as of December 31, 2017
In May 2014, the FASB issued guidance on recognizing revenue from contracts with customers. The core principle of the revenue model is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In applying the revenue model to contracts within its scope, an entity will: (i) identify the contract(s) with a customer, (ii) identify the performance obligations in the contract, (iii) determine the transaction price, (iv) allocate the transaction price to the performance obligations in the contract and (v) recognize revenue when (or as) the entity satisfies a performance obligation. In addition to these provisions, the new standard provides implementation guidance on several other topics, including the accounting for certain revenue-related costs, as well as enhanced disclosure requirements. The new guidance requires entities to disclose both quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. In March 2016, the FASB issued an amendment to clarify the implementation guidance around considerations whether an entity is a principal or an agent, impacting whether an entity reports revenue on a gross or net basis. In April 2016, the FASB issued an amendment to clarify guidance on identifying performance obligations and the implementation guidance on licensing. The guidance is effective for annual reporting periods beginning after December 15, 2017. Early application was permitted but not before the annual reporting period, including adoption in an interim period, beginning January 1, 2017. Entities have the option of using either a full retrospective or a modified approach to adopt the guidance. The Company has completed its detailed assessment program and a training program for its personnel.  Pursuant to the detailed assessment program, the Company reviewed selected revenue arrangements and assessed the differences in accounting for such contracts under the new guidance as compared with current revenue accounting standards. Based on this review of current customer contracts, the Company does not expect the implementation of the new guidance to have a material quantitative impact on its consolidated financial statements as the timing of revenue recognition for product sales is not expected to significantly change. The Company also completed its assessment of the impact to the design of its internal controls over financial reporting and is in the process of completing its assessment of the impact to its disclosures, which will be completed in the first reporting period post adoption. The Company will adopt the new guidance using the modified retrospective approach, under which the new guidance will be adopted retrospectively with the cumulative effect of initial application of the guidance recognized on the date of initial application (which is January 1, 2018).
In February 2016, the FASB issued guidance on leases. This guidance will increase transparency and comparability among organizations that lease buildings, equipment, and other assets by recognizing the assets and liabilities that arise from lease transactions. Current off-balance sheet leasing activities will be required to be reflected on balance sheets so that investors and other users of financial statements can more readily and accurately understand the rights and obligations associated with these transactions. Consistent with the current lease standard, the new guidance addresses two types of leases: finance leases and operating leases. Finance leases will be accounted for in substantially the same manner as capital leases are accounted for under current U.S. GAAP. Operating leases will be accounted for (both in the statement of operations and statement of cash flows) in a manner consistent with operating leases under existing U.S. GAAP. However, as it relates to the balance sheet, lessees will recognize lease liabilities based upon the present value of remaining lease payments and corresponding lease assets for operating leases with limited exception. The new guidance will also require lessees and lessors to provide additional qualitative and quantitative disclosures to help financial statement users assess the amount, timing, and uncertainty of cash flows arising from leases. These disclosures are intended to supplement the amounts recorded in the financial statements so that users can understand more about the nature of an organization’s leasing activities. In 2018, the Company has initiated its project plan for adopting this guidance, which includes a detailed assessment program and a training program for its personnel. The new guidance is effective for annual reporting periods beginning after December 15, 2018. Early application is permitted. The Company is evaluating the impact of adoption of this guidance on its financial position, results of operations and disclosures.
In June 2016, the FASB issued guidance on the impairment of financial instruments requiring an impairment model based on expected losses rather than incurred losses. Under this guidance, an entity recognizes as an allowance its estimate of expected credit losses. The guidance is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Company is evaluating the impact of adoption of this guidance on its financial position, results of operations and cash flows.
In October 2016, the FASB issued guidance which removes the prohibition against the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. The Company estimates the impact of adoption will increase deferred tax assets and equity approximately $1,000 million.
In January 2017, the FASB issued guidance which clarifies the definition of a business with the objective of assisting with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The guidance is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Early adoption is permitted. The Company will apply the new definition to future transactions.
In January 2017, the FASB issued guidance which simplifies the subsequent measurement of goodwill by eliminating “Step 2” from the goodwill impairment test. Instead, goodwill impairment will be measured as the amount by which a reporting unit's carrying value exceeds its fair value. The FASB also eliminated the requirements for any reporting unit with a zero or negative carrying amount to perform a qualitative assessment. The guidance is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods, with early adoption permitted. The Company may elect to adopt this standard effective the first quarter of 2018. Once adopted, this guidance is expected to have a significant impact on the Company’s financial position, results of operations, and disclosures with respect to the Salix reporting unit.  While the fair value of a reporting unit is subject to update for events occurring subsequent to the date of impairment testing, at October 1, 2017, the Salix reporting unit had an estimated fair value of $10,660 million and a carrying value of $13,404 million, including goodwill of $5,127 million. See Note 9, "INTANGIBLE ASSETS AND GOODWILL".